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                                                                  Exhibit 10.1.3


                                                                  CONFORMED COPY




                                     WAIVER

    WAIVER (the "WAIVER") dated as of August 7, 1997 among: APPLIED EXTRUSION TECHNOLOGIES, INC. (the "COMPANY") and the LENDERS listed on the signature pages hereof (the "LENDERS").

                                   WITNESSETH:

    WHEREAS, the parties hereto and The Chase Manhattan Bank, as Administrative Agent (the "ADMINISTRATIVE AGENT"), have heretofore entered into a Credit Agreement dated as of April 7, 1994 (as amended by Amendment No. 1 dated as of December 30, 1994, Waiver and Amendment No. 2 dated as of July 10, 1995, Amendment No. 3 dated as of June 28, 1996 and Amendment No. 4 dated as of March 31, 1997, the "AGREEMENT"); and

    WHEREAS, the Company and the Lenders have agreed to waive compliance with the fixed charge coverage ratio covenant for the period ended on June 30, 1997;

    NOW, THEREFORE, the parties hereto agree as follows:

    SECTION 1. Definitions; References. Unless otherwise specifically defined in the recitals above, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

    SECTION 2. Waiver of Section 9.11 of the Agreement. The Lenders hereby waive compliance with Section 9.11 of the Agreement for the period (and only for the period) ended on June 30, 1997.

    SECTION 3. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    SECTION 4. Counterparts; Effectiveness. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This








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Waiver shall become effective as of the date first above written when the
Administrative Agent shall have received counterparts of this Waiver executed and delivered by or on behalf of the Majority Lenders and the Company (or, in the case of any Lender as to which the Administrative Agent shall not have received such a counterpart, the Administrative Agent shall have received evidence satisfactory to it of the execution and delivery by such Lender of a counterpart hereof).






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    IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.


                                            APPLIED EXTRUSION TECHNOLOGIES, INC.


                                            By /s/ Anthony J. Allott
                                               ---------------------------------
                                                 Title: Vice President & CFO


                                            THE CHASE MANHATTAN BANK


                                            By /s/ Robert T. Sacks
                                               ---------------------------------
                                                 Title: Managing Director


                                            LASALLE BUSINESS CREDIT, INC.


                                            By /s/ Mark A. Kauffman
                                               ---------------------------------
                                                 Title: Vice President


                                            PNC BANK, N.A.


                                            By /s/ Craig T. Sheetz
                                               ---------------------------------
                                                 Title: Vice President



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                                            FLEET NATIONAL BANK


                                            By /s/ H. Ellery Perkinson
                                               ---------------------------------
                                                 Title: Assistant Vice President


                                            SIGNET BANK


                                            By /s/ Lyla Haab
                                               ---------------------------------
                                                 Title: Assistant Vice President






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